UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 4, 2009
Date of Report (date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-11625

DELAWARE	04-2793022
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

30 Ossippe Road, Newton, MA	02464
(Address of Principal Executive Offices)	(Zip Code)

(617) 969-5452
(Registrant's Telephone No., including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Option Grants to Named Executive Officers

On June 4, 2009 (the “Grant Date”), Microfluidics International Corporation (the “Company”) granted incentive stock options under and pursuant to the terms of the Company’s 2006 Stock Plan and employee stock option agreement to the following named executive officers:

Named Executive Officer	Options
Michael C. Ferrara Chief Executive Officer	50,000
William J. Conroy Vice President Operations and Engineering	50,000

The exercise price of each of the options was the closing price on the Grant Date of the Company’s common stock as reported on the OTC Bulletin Board, which was $0.55 per share.  The options vest as to one-fourth of the shares underlying the option on the first anniversary of the Grant Date and one-fourth on each of the second, third and fourth anniversary of the Grant Date, vesting in full on June 4, 2013.  A copy of the form of notice of grant of stock option and employee stock option agreement is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Section 8 – Other Events

Item 8.01.                      Other Events.

At the Microfluidics International Corporation’s (the “Company’s”) 2009 Annual Meeting of Stockholders, the Company’s stockholders:

•	Re-elected the five directors nominated and named in the Company’s proxy statement for the 2009 Annual Meeting of Stockholders, all of whom were then serving as directors of the Company;

•
Approved an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of common stock, par value $.01, from 20,000,000 to 30,000,000 (the “Amendment”); and

•	Ratified the appointment of UHY, LLP as the Company’s independent registered public accounting firm for 2009.

The Company filed the Amendment with the Secretary of State of the State of Delaware on June 8, 2009.  The Amendment was effective upon filing.  A copy of the Amendment is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.                      The following exhibits are being filed herewith:

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Microfluidics International Corporation. (Filed herewith)

10.1	Form of Notice of Grant of Stock Option and Employee Stock Option Agreement for Microfluidics International Corporation 2006 Stock Plan. (Filed herewith) *

*Represents management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION
(Registrant)

    June 10, 2009
By: /s/ Peter Byczko
Peter Byczko
Vice President of Finance, Chief Accounting Officer

Exhibit Index

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Microfluidics International Corporation. (Filed herewith)

10.1	Form of Notice of Grant of Stock Option and Employee Stock Option Agreement for Microfluidics International Corporation 2006 Stock Plan. (Filed herewith)*

*Represents management contract or compensatory plan or arrangement.